UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SilverPepper

# SILVERPEPPER COMMODITY STRATEGIES GLOBAL MACRO FUND

Institutional Class - SPCIX
Advisor Class - SPCAX

# SILVERPEPPER MERGER ARBITRAGE FUND

Institutional Class - SPAIX
Advisor Class - SPABX

**Annual Report**

**June 30, 2016**

SilverPepper Commodity Strategies Global Macro Fund
SilverPepper Merger Arbitrage Fund
Each a series of Investment Managers Series Trust

Table of Contents
Letter to Shareholders	1
SilverPepper Commodity Strategies Global Macro Fund
Fund Performance	8
Consolidated Schedule of Investments	9
Consolidated Statement of Assets and Liabilities	15
Consolidated Statement of Operations	16
Consolidated Statements of Changes in Net Assets	17
Consolidated Financial Highlights	18
SilverPepper Merger Arbitrage Fund
Fund Performance	20
Schedule of Investments	21
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Statement of Cash Flows	28
Financial Highlights	29
Notes to Financial Statements	31
Report of Independent Registered Public Accounting Firm	47
Supplemental Information	48
Expense Examples	51

This report and the financial statements contained herein are provided for the general information of the shareholders of the SilverPepper Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.silverpepperfunds.com

June 30, 2016
Letter to SilverPepper Fund Investors

To my dear fellow Investors:
We invest shoulder-to-shoulder with you. I’m Patrick Reinkemeyer, and all of my teammates at SilverPepper are investors in our Funds, as am I.
We invest alongside you for two reasons: First, as investment professionals, we recognize the benefits of hedged investment strategies, especially within the lower fee and regulatory structure of a mutual fund. Like you, we want the zig and zag of the SilverPepper Funds for our own investment portfolios. Second, it’s simply impossible to put our best foot forward for you ─ our shareholders ─ if we aren’t experiencing SilverPepper and our Funds in exactly the same manner as you. It creates a positive alignment of interests and incentives. It just makes sense for all of us.
At SilverPepper, we are long-term, buy-and-hold investors. We believe in the power of portfolio diversification. However, we started SilverPepper Funds, because we realized how hard it is today for most investors to get real diversification. That’s because most mutual funds which investors own are largely dependent on the returns of the market. Their returns move in sync with the market, and typically they only make money if the market goes up. They are “one-way only.” Large-cap or small-cap, growth or value, foreign or emerging, active or passive ― our nest eggs are increasingly in one basket. This makes diversification difficult. And it’s a basket that’s increasingly subject to the power, control and manipulation of governments and central banks around the globe, which pursue objectives that are in their best interests, not necessarily our investors’ best interests. Consequently, it’s a challenging time to have your investment returns be dependent on, or tightly tied, to the general market.
Despite this, traditional mutual fund strategies are good. They provide valuable exposure to the global investment marketplace. We own them in our own portfolios, and I suspect most of you should too. But, for the most part, they move in sync with the daily gyrations of the stock and bond markets.
We created the SilverPepper Funds because we felt our funds could be the missing piece of an investor’s asset-allocation pie chart. Unlike traditional mutual funds, our SilverPepper Funds were created to generate returns that aren’t tied to the market. Investments that zig when others zag. SilverPepper Funds use hedged investment strategies, which can help with diversification, because they are fundamentally different from your normal mutual fund. They are not “one-way only.” They can make money when the markets go down.

We like to say, SilverPepper: Hedge Funds for The Rest of Us. As this name suggests, our Funds can “hedge their bets” which may help preserve your savings. They employ fundamentally different investment strategies, like “merger arbitrage” or “global macro,” whose returns and risks aren’t heavily dependent on the direction of the market. And with the ability to “short” and “hedge,” these strategies give our Funds more ways to potentially protect against loss, and more ways to potentially profit ─ regardless of the direction of the market.
When we launched our Funds nearly three years ago, we knew that returns were unpredictable. We also knew that our Funds would not be a panacea for all that ails investors, but we believed they could help. Moreover, we also knew that there were tangible actions that we could take ― as both investors, and business builders ― to improve the probability of investment success. In this letter, therefore, I want to highlight some of the milestones that we have achieved for our investors, and discuss our Funds’ strategies and performance. In combination, I hope the contents of this letter will express what we have done, and are trying to do, each and every day at SilverPepper, to improve our shared chance for investment success, and to revolutionize the way people invest.

Milestones that Suggest We are on the Right Path
Since inception, we have striven to put Investors First. Investors in our Funds get “Hedge Fund Experts at Mutual Fund Prices.” It’s our primary value proposition. And, it has translated into a number of milestones over the past two years that express the value we have delivered to our investors, such as:
■	In May of 2014, SilverPepper won the prestigious “Gold” Award for our innovative Short Films, which creatively explain our Fund’s strategies in an insightful and entertaining way. SilverPepper was honored as one of 48 finalists chosen out of 475 entries, which included the Who’s Who of both the advertising and financial-services industry. In our category, “Rich Digital Media,” SilverPepper took home “Gold,” besting Olympic Sponsor, VISA, and investment behemoth, SsgA, who won “Silver” and “Bronze,” respectively.

■
On our First Year Anniversary in 2014, we did well for our investors right out of the gate. For more details, please see: “SilverPepper’s First Anniversary: First Percentile, First Place and Gold!” by either clicking on the link or going to our website at www.silverpepperfunds.com.

■	SilverPepper was the fastest growing mutual-fund family in the United States in 2014, as measured by the percentage growth in assets for firms with assets under management of at least $100 million.[1]

■
On the completion of our Second Anniversary in 2015, we did quite well again for our investors. For more details, please see: “First Place ─ Again! Second Anniversary” by either clicking on the link or going to our website.

[1]
Morningstar Direct. SilverPepper had the largest, percentage asset-growth rate for any mutual fund family in existence for the entire 2014 calendar year, relative to all fund families with end of year assets greater than $100 million.

■
In May of 2016, DailyAlts.com noted that the SilverPepper Merger Arbitrage Fund had the #1 Sharpe Ratio over the trailing 12 months against all 148 funds in our Market Neutral Category. Sharpe ratio is a measure of risk-adjusted return — the higher the Sharpe ratio, the greater the return per unit of risk.[2]

■
As a result of the good work we have done for our shareholders — from both an investment and educational perspective — we have attracted more than 50,000 shareholders to our Funds. Currently, we are gratified to be entrusted with more than $300 million of our clients’ hard-earned assets. This asset growth, and the economies of scale it has created, has provided an additional benefit for our investors: it has reduced our Fund’s expense ratio -- which puts money right back into our investors’ pockets.

We mention these milestones because they suggest that we are taking the right steps for our investors. And they are good proof that we have done some things well. Yet I mention these milestones with some caution, because I don’t want to suggest that the future will always be as rosy as the past. I suspect – some year, despite our best efforts, we may not add milestones, but instead millstones, around our necks. Hard work is our best defense. But if we do hit rough patches, you will know, that as your fellow investors in our Funds, our future suffering will be commensurate to yours.

Hedge Funds For The Rest Of Us.
I.	The SilverPepper Merger Arbitrage Fund: “Dime after Dime, Time after Time.”
During the past year, the biggest change for the SilverPepper Merger Arbitrage Fund has been a very positive change for shareholders. In April of 2015, Steve Gerbel took over as the portfolio manager for the Fund and he has done a beautiful job for investors.
For the 12-month period ending June 30, while the S&P 500 earned 3.99%, and the HFRI Event-Driven: Merger Arbitrage Index earned just 0.76%, the SilverPepper Merger Arbitrage Fund Institutional Class shares returned 8.03%. Therefore, during this period the Fund was the #1 performer against its most relevant peer group ─ funds that specialize in merger arbitrage (1 out of 6 funds)3 and also ranked in the top 8% of all funds in its broader Morningstar Category: Market Neutral (13 out 155 funds).

[2]
Sharpe ratio is a measure of risk-adjusted return – the higher the Sharpe ratio, the greater the return per unit of risk.  Click the link to view the entire article, "Market Neutral Funds: Best and Worst of April" on DailyAlts.com.

As of April 30, 2016 the SilverPepper Merger Arbitrage Fund Institutional Class shares' Sharpe Ratio ranked 1 out of 148 funds.  Morningstar Direct.

[3]
Source: Morningstar Direct.  Time period for all total-return ranking statistics is 7/1/2015 – 06/30/2016. Morningstar category rankings are awarded based on the total return. Past performance is not indicative of future performance. Merger Arbitrage Peer Group Methodology: To create a peer group of funds that specialize in merger arbitrage, we initiated the following screening and classification process. Using Morningstar’s mutual-fund database, we screened for: 1. U.S. Domiciled Open-End Funds, with 2. Default Category: “Market Neutral,” with category start date on or before 07/1/2015 (155 funds) including 3. Unique Share Class and Institutional (lowest-fee) Share Class (44 funds), for funds whose 4. Primary Investment Strategy Description was Merger Arbitrage, by initiating an automated screening for the word “merger” in either the Fund’s name or its investment strategy description (8 funds), and screening out those funds whose investment strategy descriptions fell outside of 5. HFRI Event Driven: Merger Arbitrage Index, definitional requirements, excluding those funds whose investment process is not primarily focused on equity and equity related instruments, or strategies that specifically limit post-announced mergers to less than 75% of assets over a given market cycle (6 funds).

As a side note, we highlight the returns of our Institutional Class shares, because they are our least expensive class of shares. SilverPepper has taken the unusual step of making our Institutional Class shares accessible to all “Direct Investors,” for our lowest minimum initial investment, $5,000 dollars. (“Direct Investors” are those who buy the Fund directly through SilverPepper Funds, in contrast to buying indirectly through another financial institution). Since it is less expensive to service Direct Investors, we can pass on those cost savings to you – and we do.
Nevertheless, the Fund has done an impressive job of generating returns regardless of the vagaries of the broad stock and bond market. For much of the past year, newspaper headlines were filled with gloom and uncertainty. In January of 2016, for example, the headlines were replete with dire predictions for the economy, as crude oil continued its free fall, touching a low of about $27 a barrel. “Smart money” saw oil’s decline as a leading indicator, predicting a slowdown in economic growth, and pushing stock-market values lower. Other headlines teased out investors’ angst about China. Was a “soft-landing” to be found for China’s command and control economy? Or was it simply cascading from Boom to Bust? Uncertainty reigned. These events, on top of “Crooked Hillary” and “Anybody but Trump,” cast a shadow over equity markets. And, on the day of the Brexit vote, with Brits voting to become independent, severing the shackles that bound them to the European Economic Union, the S&P 500 fell 3.5% -- on that day alone.
Our Merger Arbitrage Fund, however, was relatively impervious to the headlines throughout the year, and especially while the broader market was swooning. In fact, the Fund posted positive returns in 11 out of the last 12 months, with the only non-positive month being a 0.0% return in the month of March. And, on the day of the Brexit vote, with markets reeling, the Fund actually posted a positive return, outperforming the S&P 500 on that day alone by nearly 4 percentage points.
In a nutshell, that’s the beauty of SilverPepper, and specifically the SilverPepper Merger Arbitrage Fund. Our investment strategies, and the Fund’s returns, are not tied to, or are largely independent of, the returns of the broad market. Instead, the Fund’s returns are primarily dependent on a specific event -- the successful completion of a merger or acquisition.
At the SilverPepper Merger Arbitrage Fund, we continue to invest in a way that is most advantageous to our shareholders. We only invest in companies involved in an announced merger or acquisition. We prefer smaller-capitalization companies, where spreads may be wider, and regulatory risks are far smaller. We are picky about the types of deals, and the number of deals, we invest in. We try to own 25 to 35 deals at a time, which is enough to diversify the portfolio, but still small enough, and selective enough, to maintain our objective of good deal quality throughout the portfolio. And, we use leverage, opportunistically, in an effort to generate higher returns. To maintain these advantages, we are committed to limiting the total assets in the Fund to approximately $500 million. It’s an asset size that’s large enough to reduce the Fund’s expense ratio, through economies of scale. But, it is also an asset size that’s small enough to keep our investment advantages intact -- and we hope, turn them into enduring advantages for our investors.
For a detailed update on the Fund’s current portfolio and positioning, please read our most recent commentary for 2Q 2016. It is available on our website, or by clicking on the following link: “Our Hedge Fund Experts Speak Their Minds: Brexit, Schmexit.”

II.	The SilverPepper Commodity Strategies Global Macro Fund: “We Know The Crops, Because We Grow The Crops.”
Green shoots. Finally, in the first half of 2016, green shoots appeared in the commodities markets, after two years of suffering through a very inhospitable environment.
There are a couple of reasons for the long-awaited thaw. First, for the past two years, supply was simply larger than demand. The supply of many commodities had been purposefully and structurally boosted over the past decade (new acreage planted, new mines dug, new wells drilled), primarily to feed and fuel China’s rapid growth. Moreover, on the back of this structural growth, the ingenuity of these farmers, miners, and drillers amazed everyone, as they increased efficiency and supply even more than expected. However, as prices declined, producers started to get the hint, and began producing less, in late 2015 and early 2016.
Second, around the end of March, it became clear that the U.S. dollar might weaken relative to other foreign currencies. Janet Yellen, Head Honcho at the Federal Reserve, found a number of issues — lumpy job growth, a lack of inflation or potential deflation, and overall flaccid U.S. economic growth — which caused her to press the pause button on raising interest rates. This pause had the effect of lowering the relative value of the U.S. dollar. The value of the dollar is important to commodity markets, because many commodities are traded in U.S. dollars. And a weaker U.S. dollar makes commodities cheaper for the rest of world, propelling demand higher. This dollar weakness lifted commodity prices in February, March and April. However, June’s Brexit vote caused the dollar to surge, as investors sought a safe-haven from uncertainty. Regardless of Brexit, in the first half of 2016, the combination of an improved alignment of supply and demand for some commodities, as well as a softer dollar, has provided enough nutrients to the commodity fields to cause some green shoots to sprout.
With this backdrop in mind, the SilverPepper Commodity Strategies Global Macro Institutional Fund (SPCIX) bested the Bloomberg Commodity Index for the trailing 1-year period, handily outpacing the Index (-2.19% vs. -13.32%), with far less volatility (4.09 vs. 14.59) than the Index. Over that same period, the Fund was in the top 9% of all funds in its Morningstar Category: Commodity Broad Basket (13 out of 151 funds).4 Although we never like losing money, we do take pride in our efforts to protect assets in a very difficult environment.
Our out-performance against the benchmark stems primarily from our differentiated investment strategy. We are unlike an index, as well as the vast majority of commodity funds, because we have the freedom to invest in an array of asset classes ─ commodities, currencies, bonds, and equities — that are influenced by changes in commodity prices. Moreover, our approach to investing in these assets is quite different from our peers as well.
An index is passive, and invests based on factors that have nothing to do with returns. For example, our benchmark, the Bloomberg Commodity Index, is constructed based on two factors: the importance of a commodity to the world economy; and the liquidity of the commodity. Interestingly, those aren’t factors that even enter into our thinking. In contrast, as active investors, we invest based on our understanding of the supply and demand of each individual commodity, which is based on our own “Fingernails-In-The-Dirt Research.” Our global-macro freedom and research both allows, and drives, investments in commodities that aren’t in the Index, such as platinum and cocoa, to name a few. We often “hedge our bets,” to help protect and preserve assets. And because each individual commodity, such as sugar, copper and natural gas, respond to their own varied factors, we invest with zero concern for the Index, but with full concern for value. We think this is a smarter way, and a less volatile way, to invest in global commodities markets.

[4]
Source: Morningstar Direct.  Time period for all total-return ranking statistics is 7/1/2015 – 06/30/2016. Morningstar category rankings are awarded based on the total return. Past performance is not indicative of future performance.

As a result, our out-performance over the past year was primarily a function of our limited investment exposure, which proved quite beneficial, as the commodity markets were in a nose-dive. For much of the past year, our market exposure was oscillating between 20% to 40% of net asset value. At the time, many commodities were hitting multi-year lows, and trading below the cost of production. But volatility remained high, and prices continued to go lower all the way into February of 2016. The high volatility played a major role in keeping our exposure light, despite our chomping at the bit to become more fully invested. So, we waited out the volatility. It took longer than expected, but our exposure spiked to about 80% of assets, by the end of May. As of the end of June, we were about 100% invested. Our active management was beneficial during this difficult period for commodities. We hope our research and search for value continues to be a benefit for investors, as the green shoots in the commodities market begin to sink deeper roots.
For a detailed update on our strategy and individual commodity positions, we invite you to read our most current commentary. It is available on our website, or by clicking the following link: “Our Hedge Fund Experts Speak Their Minds: Green Shoots.”

The Right Investors, For the Right Reasons
We spend a great deal of energy thinking about our investors. We want the Right Investors investing in our Funds, for the Right Reasons, and with the Right Expectations. However, in our mind, this is a shared responsibility.
As investors, we all need to be aware of the risks of investing, and investing in the SilverPepper Funds in particular. Investors need to understand how our Funds generate returns, and give rise to return’s evil twin, risk.
At SilverPepper, we are always trying to fulfill our end of this responsibility, by posting the information that matters; information that helps paint an understandable picture of the Fund, and how it invests your money. And your thorough review of our website should help you make better, more informed investment decisions. Because, yes, investors have a responsibility to do their homework.
Read the prospectus. It’s boring, but it does contain some important information. Watch our Short Films. Each of them are about six minutes long. Two of them allow you to meet our Hedge Fund Experts, and two of them help explain, in less technical language, the investing style of our Funds.
Submerge yourself in our detailed Investor Presentation. Read our manager commentaries, which will keep you current on our Funds (We email these out. If you would like to be included on our email list, send an email to Kevin.Izard@silverpepperfunds.com. We would be happy to make sure you receive the commentaries). Keep in mind, our investor information isn’t guarded and stuck behind a password-protected page, or only available to professional investors. Instead, we make everything we can available, for all to see, on our website. And finally, if you want to confirm that you do indeed understand our Funds’ strategies, take our Investor Quizzes, which are also on our website. They are both fun and challenging, and should give a boost of confidence to investors who wonder if they are the right investors, investing for the right reasons, and with the right expectations.

So do your homework. Ask questions. Be a smart investor.

We Keep Working to Build a Great Company for Investors.

Investing your assets is a big responsibility. That’s why we invest shoulder-to-shoulder with you. It drives home the fact that we work hard, and penny-pinch along the way, to create some hard-earned savings that are important to us, and our family, and to you, our investors. We don’t want to be frivolous with our savings -- or yours.
Over the past 2 and ½ years we have worked hard to provide a revolutionary combination of independently selected Hedge Fund Experts, offered within the lower cost and the friendly regulatory-structure of a mutual fund. This is what we wanted for our own assets, because we believe it will reduce our dependence on the daily gyrations of the market, and improve the diversification potential of our overall investment portfolio.
We hope our actions will continue to prove beneficial to our fellow shareholders for many years to come. Come join the SilverPepper revolution.
With revolutionary zeal and warm regards,

Patrick Reinkemeyer
President, SilverPepper

IMPORTANT DISCLOSURE:

The views in this letter were as of June 30, 2016 and may not necessarily reflect the same views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the Fund’s investment methodology and do not constitute investment advice.

SilverPepper Commodity Strategies Global Macro Fund
FUND PERFORMANCE at June 30, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the Bloomberg Commodity Total Return Index (formerly the Dow Jones-UBS Commodity Index). The performance graph above is shown for the Fund’s Institutional Class shares, and Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Bloomberg Commodity Total Return Index reflects the returns that are potentially available through an unleveraged investment in the futures contracts on 19 physical commodities comprising the Index plus the rate of interest that could be earned on cash collateral invested in specified Treasury Bills. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2016	1 Year	Since Inception	Inception Date
Advisor Class	-2.42%	-4.40%	10/31/13
Institutional Class	-2.19%	-4.12%	10/31/13
Bloomberg Commodity Total Return Index	-13.32%	-12.01%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross Expense ratio for Advisor Class shares was 2.14% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 2.23%. For Institutional Class shares, Gross Expense ratio was 1.89% and Net Expense ratio after recoupment of waived fees and/or reimbursed expenses was 1.98%. These were the amounts stated in the current prospectus dated November 1, 2015. The Advisor has agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual fund operating expenses do not exceed 2.24%, and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. This agreement is in effect until November 1, 2025 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and expenses paid for a period ending three full fiscal years from the date of any such waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of June 30, 2016

Principal
Amount		Value
	U.S. GOVERNMENT AND AGENCIES - 2.3%
	United States Treasury Bill
$2,000,000	0.000%, 07/07/2016[1]	$1,999,943
5,000,000	0.000%, 07/21/2016[1]	4,999,445
	TOTAL U.S. GOVERNMENT AND AGENCIES
	(Cost $6,999,388)	6,999,388

Number
of Contracts
	PURCHASED OPTIONS CONTRACTS - 1.1%
	CALL OPTIONS - 0.9%
	CBOT Corn Futures
400	Exercise Price: $395, Expiration Date: July 22, 2016	65,000
200	Exercise Price: $420, Expiration Date: July 22, 2016	15,000
	CME Lean Hogs Futures
365	Exercise Price: $85, Expiration Date: July 15, 2016	25,550
	CME Live Cattle Futures
618	Exercise Price: $128, Expiration Date: August 5, 2016	49,440
	FNX United States Dollar Futures
365	Exercise Price: $95, Expiration Date: July 8, 2016	500,050
	NYBOT Cocoa Futures
361	Exercise Price: $3,000, Expiration Date: August 5, 2016	209,380
	NYBOT Coffee 'C' Futures
146	Exercise Price: $130, Expiration Date: July 8, 2016	865,597
	NYMEX Natural Gas Futures
217	Exercise Price: $2.50, Expiration Date: September 27, 2016	1,115,380
	TOTAL CALL OPTIONS
	(Cost $2,052,343)	2,845,397

	PUT OPTIONS - 0.2%
	CBOT Wheat Futures
365	Exercise Price: $455, Expiration Date: July 23, 2016	638,750
	NYBOT Cocoa Futures
217	Exercise Price: $2,950, Expiration Date: July 1, 2016	26,040
	NYBOT Coffee 'C' Futures
289	Exercise Price: $115, Expiration Date: July 8, 2016	1,084
146	Exercise Price: $130, Expiration Date: July 8, 2016	8,760
	OTC AUD versus USD
10,000,000	Exercise Price: $0.738, Expiration Date: July 8, 2016	29,069
	OTC USD versus BRL
10,000,000	Exercise Price: $2.78, Expiration Date: August 25, 2016	1,753
	TOTAL PUT OPTIONS
	(Cost $608,691)	705,456

	TOTAL PURCHASED OPTIONS CONTRACTS
	(Cost $2,661,034)	3,550,853

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Principal
Amount		Value
	SHORT-TERM INVESTMENTS - 86.8%
$266,044,645	UMB Money Market Fiduciary, 0.01%[2]	$266,044,645
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $266,044,645)	266,044,645

	TOTAL INVESTMENTS - 90.2%
	(Cost $275,705,067)	276,594,886
	Other Assets in Excess of Liabilities - 9.8%	29,959,701
	TOTAL NET ASSETS - 100.0%	$306,554,587

Number
of Shares
	SECURITIES SOLD SHORT - (0.3)%
	COMMON STOCKS - (0.3)%
	FINANCIALS - (0.3)%
(15,000)	JPMorgan Chase & Co.	$(932,100)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $941,190)	$(932,100)

Number
of Contracts
	WRITTEN OPTIONS CONTRACTS - (0.4)%
	CALL OPTIONS - (0.0)%
	NYBOT Coffee 'C' Futures
(182)	Exercise Price: $160, Expiration Date: July 8, 2016	$(23,205)
	OTC AUD versus USD
(10,000,000)	Exercise Price: $0.76, Expiration Date: July 8, 2016	(6,749)
	TOTAL CALL OPTIONS
	(Proceeds $84,038)	(29,954)

	PUT OPTIONS - (0.4)%
	CMX Gold Futures
(20)	Exercise Price: $1,325, Expiration Date: July 26, 2016	(49,800)
(10)	Exercise Price: $1,325, Expiration Date: August 25, 2016	(35,400)
	NYMEX RBOB Gasoline Futures
(60)	Exercise Price: $160, Expiration Date: July 26, 2016	(303,408)
	CBOT Corn Futures
(73)	Exercise Price: $365, Expiration Date: July 22, 2016	(36,044)
(100)	Exercise Price: $375, Expiration Date: August 26, 2016	(111,250)
(200)	Exercise Price: $385, Expiration Date: July 22, 2016	(241,250)
(300)	Exercise Price: $370, Expiration Date: August 26, 2016	(285,000)
	CME Lean Hogs Futures
(100)	Exercise Price: $84, Expiration Date: August 12, 2016	(99,000)

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

Number
of Contracts		Value
	WRITTEN OPTIONS CONTRACTS (Continued)
	PUT OPTIONS (Continued)
	CBOT Soybean Oil Futures
(146)	Exercise Price: $32, Expiration Date: July 22, 2016	$(82,782)
	TOTAL PUT OPTIONS
	(Proceeds $962,423)	(1,243,934)

	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $1,046,461)	$(1,273,888)

[1]	All or a portion of this security is segregated as collateral.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2016

FUTURES CONTRACTS

	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2016	Unrealized Appreciation (Depreciation)
Long Contracts
Commodity Futures
CBOT Corn	September 2016	144	$2,771,338	$2,631,600	$(139,738)
CBOT Oats	September 2016	35	368,902	354,375	(14,527)
CBOT Soybean	November 2016	51	2,464,777	2,940,788	476,011
CBOT Soybean Meal	December 2016	25	811,685	1,002,500	190,815
CBOT Soybean Oil	August 2016	36	685,262	681,048	(4,214)
CBOT Wheat	September 2016	203	4,718,105	4,521,825	(196,280)
CME Lean Hogs	December 2016	20	507,618	513,600	5,982
CME Live Cattle	August 2016	5	229,718	229,650	(68)
CME Live Cattle	October 2016	58	2,648,474	2,659,880	11,406
CMX Copper	September 2016	173	9,223,521	9,495,538	272,017
CMX Gold	August 2016	53	6,494,782	6,999,180	504,398
CMX Silver	September 2016	85	7,549,160	7,914,775	365,615
KCBT Hard Red Winter Wheat	September 2016	515	11,179,122	10,879,375	(299,747)
LME Primary Aluminum	July 2016	123	4,825,212	5,060,681	235,469
LME Primary Nickel	July 2016	14	724,592	790,440	65,848
LME Zinc	July 2016	12	607,543	630,600	23,057
NYB Orange Juice	November 2016	9	232,945	238,073	5,128
NYBOT Cocoa	December 2016	617	18,389,436	18,127,460	(261,976)
NYBOT Coffee 'C'	September 2016	76	4,006,405	4,151,025	144,620
NYBOT Sugar #11	October 2017	185	2,926,648	3,742,032	815,384
NYMEX Natural Gas	September 2016	6	167,609	175,080	7,471
NYMEX Platinum	October 2016	369	18,075,686	18,898,335	822,649
NYMEX RBOB Gasoline	December 2016	13	677,437	752,170	74,733
Currency Futures
CME Mexican Peso	September 2016	57	1,516,084	1,543,845	27,761
Total Long Contracts			101,802,061	104,933,875	3,131,814
					Unrealized Appreciation (Depreciation)
	Expiration Date	Number of Contracts	Value at Trade Date	Value at June 30, 2016
Short Contracts
Commodity Futures
CMX Gold	October 2016	(7)	(882,906)	(926,800)	(43,894)
NYMEX Natural Gas	August 2016	(111)	(3,212,040)	(3,245,640)	(33,600)
NYMEX Natural Gas	October 2016	(35)	(997,393)	(1,031,800)	(34,407)
Index Futures
CME E-mini S&P 500	September 2016	(5)	(521,813)	(522,562)	(749)
Total Short Contracts			(5,614,152)	(5,726,802)	(112,650)

TOTAL FUTURES CONTRACTS			$96,187,909	$99,207,073	$3,019,164

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2016

FORWARD FOREIGN CURRENCY CONTRACTS
		Currency Amount Purchased			Unrealized Appreciation (Depreciation)
	Currency Exchange		Value at Settlement Date	Value at June 30, 2016
Purchase Contracts
Australian Dollar	AUD per NZD	24,000,000	$17,910,230	$17,894,174	$(16,056)
Australian Dollar	AUD per USD	64,000,000	48,007,360	47,717,797	(289,563)
Euro	EUR per USD	8,000,000	9,035,632	8,880,719	(154,913)
Indian Rupee	INR per USD	1,064,340,000	15,768,000	15,766,326	(1,674)
Indian Rupee	INR per USD	1,064,340,000	15,604,557	15,687,163	82,606
Mexican Peso	MXN per USD	336,177,300	18,097,742	18,373,718	275,976
Norwegian Krone	NOK per USD	183,813,939	22,104,589	21,963,825	(140,764)
Norwegian Krone	NOK per JPY	28,000,000	3,408,372	3,345,730	(62,642)
Norwegian Krone	NOK per SEK	154,500,000	18,203,814	18,461,263	257,449
			168,140,296	168,090,715	(49,581)
		Currency Amount Sold			Unrealized Appreciation (Depreciation)
	Currency Exchange		Value at Settlement Date	Value at June 30, 2016
Sale Contracts
Australian Dollar	AUD per USD	(9,000,000)	(6,770,428)	(6,710,315)	60,113
Euro	EUR per USD	(1,000,000)	(1,139,620)	(1,110,090)	29,530
Hong Kong Dollar	HKD per USD	(93,050,400)	(11,997,071)	(11,995,320)	1,751
Indian Rupee	INR per USD	(1,064,340,000)	(15,689,668)	(15,766,326)	(76,658)
Norwegian Krone	NOK per JPY	(28,000,000)	(3,523,325)	(3,345,731)	177,594
			(39,120,112)	(38,927,782)	192,330

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS			$129,020,184	$129,162,933	$142,749

AUD - Australian Dollar
EUR - Euro
HKD - Hong Kong Dollar
INR - Indian Rupee
JPY - Japanese Yen
MXN - Mexican Peso
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
USD - United States Dollar

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED SUMMARY OF INVESTMENTS
As of June 30, 2016

Security Type
U.S. Government and Agencies	2.3%
Purchased Options Contracts	1.1%
Short-Term Investments	86.8%
Total Investments	90.2%
Other Assets in Excess of Liabilities	9.8%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2016

Assets:
Investments, at value (cost $273,044,033)	$273,044,033
Purchased options contracts, at value (cost $2,661,034)	3,550,853
Total investments, at value (cost $275,705,067)	276,594,886
Foreign currency, at value (cost $273,595)	274,724
Cash held by broker	30,544,122
Receivables:
Unrealized appreciation on open futures contracts	4,048,364
Investment securities sold	25,174
Unrealized appreciation on forward foreign currency exchange contracts	885,019
Fund shares sold	425,006
Interest	2,154
Prepaid expenses	18,163
Other assets	13,533
Total assets	312,831,145

Liabilities:
Securities sold short, at value (proceeds $941,190)	932,100
Written options contracts, at value (proceeds $1,046,461)	1,273,888
Foreign currency due to custodian, at value (proceeds $1,430,754)	1,406,247
Payables:
Unrealized depreciation on open futures contracts	1,029,200
Unrealized depreciation on forward foreign currency exchange contracts	742,270
Fund shares redeemed	243,898
Interest	270
Advisory fees	374,578
Shareholder servicing fees (Note 7)	86,492
Fund administration fees	47,532
Transfer agent fees and expenses	61,406
Auditing fees	25,763
Fund accounting fees	17,505
Custody fees	3,484
Chief Compliance Officer fees	3,233
Trustees' fees and expenses	162
Accrued other expenses	28,530
Total liabilities	6,276,558

Net Assets	$306,554,587

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$314,993,086
Accumulated net investment loss	(3,194,530)
Accumulated net realized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward foreign currency exchange contracts
and foreign currency transactions	(9,103,000)
Net unrealized appreciation (depreciation) on:
Purchased options contracts	889,819
Futures contracts	3,019,164
Securities sold short	9,090
Written options contracts	(227,427)
Forward foreign currency exchange contracts	142,749
Foreign currency translations	25,636
Net Assets	$306,554,587

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$208,508,191
Shares of beneficial interest issued and outstanding	23,496,304
Redemption price per share	$8.87

Institutional Class Shares:
Net assets applicable to shares outstanding	$98,046,396
Shares of beneficial interest issued and outstanding	10,967,902
Redemption price per share	$8.94

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

Investment Income:
Interest	$31,708
Total investment income	31,708

Expenses:
Advisory fees	4,219,862
Shareholder servicing fees (Note 7)	419,533
Fund administration fees	255,355
Transfer agent fees and expenses	152,433
Fund accounting fees	91,146
Shareholder reporting fees	74,240
Registration fees	69,386
Legal fees	28,726
Custody fees	26,720
Miscellaneous	22,458
Chief Compliance Officer fees	18,826
Auditing fees	16,923
Dividends on securities sold short	16,248
Interest expense	16,196
Trustees' fees and expenses	8,398
Insurance fees	1,343
Total expenses	5,437,793
Advisory fees waived	(715,526)
Net expenses	4,722,267
Net investment loss	(4,690,559)

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Futures Contracts,
Securities Sold Short, Written Options Contracts, Forward Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	633,525
Purchased options contracts	(15,203,925)
Futures contracts	4,721,167
Securities sold short	67,117
Written options contracts	9,609,043
Foreign currency transactions	132,555
Net realized loss	(40,518)
Net change in unrealized appreciation/depreciation on:
Investments	(114)
Purchased options contracts	488,303
Futures contracts	2,396,024
Securities sold short	9,090
Written options contracts	(219,410)
Forward foreign currency exchange contracts	238,256
Foreign currency translations	11,713
Net change unrealized appreciation/depreciation	2,923,862
Net increase from payment by broker (Note 3)	3,675
Net realized and unrealized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, forward contracts
and foreign currency	2,887,019

Net Decrease in Net Assets from Operations	$(1,803,540)

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(4,690,559)	$(2,902,090)
Net realized loss on investments, purchased options contracts, futures contracts, securities sold short, written options contracts,
forward contracts and foreign currency	(40,518)	(9,917,236)
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, futures contracts, written options
contracts, forward contracts and foreign currency	2,923,862	705,367
Net increase from payment by broker (Note 3)	3,675	-
Net decrease in net assets resulting from operations	(1,803,540)	(12,113,959)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	113,672,247	122,216,681
Institutional Class	86,695,974	38,194,822
Cost of shares redeemed:
Advisor Class[1]	(61,988,353)	(28,559,991)
Institutional Class[2]	(21,266,789)	(8,580,786)
Net increase in net assets from capital transactions	117,113,079	123,270,726

Total increase in net assets	115,309,539	111,156,767

Net Assets:
Beginning of period	191,245,048	80,088,281
End of period	$306,554,587	$191,245,048

Accumulated net investment loss	$(3,194,530)	$(2,341,090)

Capital Share Transactions:
Shares sold:
Advisor Class	13,066,614	13,060,428
Institutional Class	9,956,745	4,028,603
Shares redeemed:
Advisor Class	(7,138,586)	(3,088,962)
Institutional Class	(2,436,058)	(923,201)
Net increase in capital share transactions	13,448,715	13,076,868

[1]	Net of redemption fee proceeds of $39,838 and $60,045, respectviely.
[2]	Net of redemption fee proceeds of $27,034 and $14,870, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015		For the Period October 31, 2013* through June 30, 2014
Net asset value, beginning of period	$9.09		$10.09		$10.00
Income from Investment Operations:
Net investment loss[1]	(0.18)		(0.21)		(0.15)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		(0.79)		0.24
Total from investment operations	(0.22)		(1.00)		0.09

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$8.87		$9.09		$10.09

Total return[3]	(2.42)%		(9.91)%		0.90%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$208,508		$159,752		$76,633

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.40%		2.43%		3.07%	[5]
After fees waived and expenses absorbed	2.09%		2.23%		2.24%	[5]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.39)%		(2.42)%		(3.06)%	[5]
After fees waived and expenses absorbed	(2.08)%		(2.22)%		(2.23)%	[5]

Portfolio turnover rate	2213%	[6]	146%		-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had fees not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is greater than most funds due to the investment style of the Fund.

See accompanying Notes to Financial Statements.

SilverPepper Commodity Strategies Global Macro Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015	For the Period October 31, 2013* through June 30, 2014
Net asset value, beginning of period	$9.14		$10.11	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.16)		(0.18)	(0.13)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		(0.80)	0.24
Total from investment operations	(0.20)		(0.98)	0.11

Redemption fee proceeds[1]	-	[2]	0.01	-

Net asset value, end of period	$8.94		$9.14	$10.11

Total return[3]	(2.19)%		(9.59)%	1.10%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$98,047		$31,493	$3,455

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.15%		2.18%	2.82%	[5]
After fees waived and expenses absorbed	1.84%		1.98%	1.99%	[5]
Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.14)%		(2.17)%	(2.81)%	[5]
After fees waived and expenses absorbed	(1.83)%		(1.97)%	(1.98)%	[5]

Portfolio turnover rate	2213%	[6]	146%	-%

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had fees not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.
[6]	Portfolio turnover is greater than most funds due to the investment style of the Fund.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FUND PERFORMANCE at June 30, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the S&P 500® index. The performance graph above is shown for the Fund’s Institutional Class shares, and Advisor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The S&P 500® index is a broad based unmanaged index representing the performance of 500 widely held common stocks. This index does not reflect expenses, fees or sales charge, which would lower performance. This index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2016	1 Year	Since Inception	Inception Date
Advisor Class	7.77%	5.18%	10/31/13
Institutional Class	8.03%	5.42%	10/31/13
S&P 500® Index	3.99%	9.21%	10/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (855) 554-5540.

Gross and net expense ratios for Advisor Class shares were 7.28% and 3.29%, respectively, and for Institutional Class shares were 7.03% and 3.04%, respectively, which were the amounts stated in the current prospectus dated November 1, 2015. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses do not exceed 2.24% and 1.99% of the average daily net assets of the Advisor Class and Institutional Class shares, respectively. In the absence of such waivers, the Fund’s returns would have been lower. This agreement is in effect until November 1, 2025 and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Merger Arbitrage Fund, subject to limitations, for fees waived and expenses paid for a period ending three full fiscal years from the date of any such waiver or payment.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2016

Number of Shares		Value

	COMMON STOCKS – 143.2%
	COMMUNICATIONS – 22.2%
40,000	DreamWorks Animation SKG, Inc. - Class A*1	$1,634,800
5,275	LinkedIn Corp. - Class A*1	998,294
		2,633,094
	CONSUMER STAPLES – 0.0%
350	Elizabeth Arden, Inc.*1	4,816

	ENERGY – 0.7%
1,584	Rose Rock Midstream LP1	41,802
2,212	Western Refining, Inc.[1]	45,640
		87,442
	FINANCIALS – 78.3%
36,290	Astoria Financial Corp.[1]	556,326
43,364	Avenue Financial Holdings, Inc.*1	852,103
5,958	BNC Bancorp[1]	135,306
16,709	Carolina Bank Holdings, Inc.*1	292,073
700	Cash America International, Inc.[1]	29,834
1,764	Chicopee Bancorp, Inc.[1]	32,211
43,049	First Niagara Financial Group, Inc.[1]	419,297
50,688	FirstMerit Corp.[1]	1,027,446
38,125	Fox Chase Bancorp, Inc.[1]	775,462
19,624	Hatteras Financial Corp. - REIT[1]	321,834
3,256	Lake Sunapee Bank Group[1]	55,710
13,242	LaPorte Bancorp, Inc.[1]	216,242
1	MainSource Financial Group, Inc.[1]	19
71,145	Parkway Properties, Inc. - REIT[1]	1,190,256
8,100	PrivateBancorp, Inc.	356,643
26,487	Suffolk Bancorp	829,308
45,013	Talmer Bancorp, Inc. - Class A1	862,899
36,256	Your Community Bankshares, Inc.[1]	1,347,273
		9,300,242
	HEALTH CARE – 9.4%
4,900	Celator Pharmaceuticals, Inc.*1	147,882
14,356	HeartWare International, Inc.*1	829,059
3,714	LDR Holding Corp.*1	137,232
69	Symmetry Surgical, Inc.*1	906
		1,115,079
	INDUSTRIALS – 0.1%
452	American Science & Engineering, Inc.[1]	16,909

	TECHNOLOGY – 23.8%
12,000	Demandware, Inc.*1	898,800
2,492	FEI Co.	266,345
1	FormFactor, Inc.*1	6

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	TECHNOLOGY (Continued)
60,961	inContact, Inc.*1	$844,310
10,773	KLA-Tencor Corp.[1]	789,122
1,811	QLogic Corp.*1	26,694
		2,825,277
	UTILITIES – 8.7%
5,846	AGL Resources, Inc.[1]	385,660
25,632	Questar Corp.[1]	650,284
		1,035,944
	TOTAL COMMON STOCKS (Cost $16,613,942)	17,018,803

Principal Amount

	SHORT-TERM INVESTMENTS – 27.9%
$3,319,642	UMB Money Market Fiduciary, 0.01%[2]	3,319,642

	TOTAL SHORT-TERM INVESTMENTS (Cost $3,319,642)	3,319,642

	TOTAL INVESTMENTS – 171.1% (Cost $19,933,584)	20,338,445
	Liabilities in Excess of Other Assets – (71.1)%	(8,454,404)

	TOTAL NET ASSETS – 100.0%	$11,884,041

Number of Shares

	SECURITIES SOLD SHORT – (70.8)%
	COMMON STOCKS – (70.8)%
	CONSUMER DISCRETIONARY – (0.2)%
(588)	First Cash Financial Services, Inc.	(30,182)

	ENERGY – (0.7)%
(1,288)	SemGroup Corp. - Class A	(41,938)
(2,232)	Western Refining, Inc.	(46,046)
		(87,984)
	FINANCIALS – (66.0)%
(19,413)	Annaly Capital Management, Inc. - REIT	(214,902)
(1,609)	Bar Harbor Bankshares	(56,476)
(5,969)	BNC Bancorp	(135,556)
(2,962)	Canadian Imperial Bank of Commerce[3]	(222,357)
(21,268)	Chemical Financial Corp.	(793,084)
(115,886)	Cousins Properties, Inc. - REIT	(1,205,214)
(12,546)	First Bancorp	(220,559)
(5,403)	Horizon Bancorp	(135,831)

SilverPepper Merger Arbitrage Fund
SCHEDULE OF INVESTMENTS – Continued
As of June 30, 2016

Number of Shares		Value

	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIALS (Continued)
(87,183)	Huntington Bancshares, Inc.	$(779,416)
(29,274)	KeyCorp	(323,478)
(36,290)	New York Community Bancorp, Inc.	(543,987)
(58,883)	People's United Financial, Inc.	(863,225)
(15,609)	Pinnacle Financial Partners, Inc.	(762,500)
(22,261)	Univest Corp. of Pennsylvania	(467,926)
(34,933)	WesBanco, Inc.	(1,084,670)
(4,278)	Westfield Financial, Inc.	(32,940)
		(7,842,121)
	TECHNOLOGY – (3.9)%
(173)	Cavium, Inc.*	(6,678)
(5,387)	Lam Research Corp.	(452,831)
		(459,509)
	TOTAL COMMON STOCKS (Proceeds $8,225,677)	(8,419,796)

	TOTAL SECURITIES SOLD SHORT (Proceeds $8,225,677)	$(8,419,796)

LP – Limited Partnership
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short.
[2]	The rate is the annualized seven-day yield at period end.
[3]	Foreign security denominated in U.S. Dollars.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
SUMMARY OF INVESTMENTS
As of June 30, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Financials	78.3%
Technology	23.8%
Communications	22.2%
Health Care	9.4%
Utilities	8.7%
Energy	0.7%
Industrials	0.1%
Consumer Staples	0.0%
Total Common Stocks	143.2%
Short-Term Investments	27.9%
Total Investments	171.1%
Liabilities in Excess of Other Assets	(71.1)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2016

Assets:
Investments, at value (cost $19,933,584)	$20,338,445
Cash	113,426
Cash deposited with brokers for securities sold short	1,476,051
Receivables:
Investment securities sold	667,973
Fund shares sold	36,493
Dividends and interest	5,935
Due from Advisor	1,109
Prepaid expenses	10,772
Total assets	22,650,204

Liabilities:
Securities sold short, at value (proceeds $8,225,677)	8,419,796
Payables:
Investment securities purchased	1,705,379
Fund shares redeemed	557,795
Shareholder servicing fees (Note 7)	2,304
Dividends on securities sold short and interest expense	23,830
Auditing fees	17,610
Fund accounting fees	13,525
Transfer agent fees and expenses	7,722
Fund administration fees	5,962
Custody fees	4,463
Chief Compliance Officer fees	2,160
Trustees' fees and expenses	461
Accrued other expenses	5,156
Total liabilities	10,766,163

Net Assets	$11,884,041

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$11,352,834
Accumulated net investment loss	(121,123)
Accumulated net realized gain on investments, securities sold short and
written options contracts	441,588
Net unrealized appreciation (depreciation) on:
Investments	404,861
Securities sold short	(194,119)
Net Assets	$11,884,041

Maximum Offering Price per Share:
Advisor Class Shares:
Net assets applicable to shares outstanding	$4,337,688
Shares of beneficial interest issued and outstanding	400,809
Redemption price per share	$10.82

Institutional Class Shares:
Net assets applicable to shares outstanding	$7,546,353
Shares of beneficial interest issued and outstanding	693,038
Redemption price per share	$10.89

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2016

Investment Income:
Dividends	$139,605
Interest	229
Total investment income	139,834

Expenses:
Dividends on securities sold short	144,451
Advisory fees	121,242
Fund accounting fees	51,861
Fund administration fees	40,462
Interest expense	32,122
Transfer agent fees and expenses	31,142
Legal fees	30,769
Registration fees	28,949
Chief Compliance Officer fees	18,060
Auditing fees	17,550
Custody fees	13,267
Trustees' fees and expenses	7,614
Miscellaneous	5,812
Shareholder reporting fees	4,011
Shareholder servicing fees (Note 7)	3,657
Insurance fees	1,204
Total expenses	552,173
Advisory fees waived	(121,242)
Other expenses absorbed	(89,872)
Net expenses	341,059
Net investment loss	(201,225)

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short
Net realized gain (loss) on:
Investments	852,622
Securities sold short	(263,124)
Net realized gain	589,498
Net change in unrealized appreciation/depreciation on:
Investments	207,181
Securities sold short	(43,149)
Net change in unrealized appreciation/depreciation	164,032
Net realized and unrealized gain on investments and securities sold short	753,530
Net Increase in Net Assets from Operations	$552,305

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(201,225)	$(104,006)
Net realized gain on investments, securities sold short and
written options contracts	589,498	407,850
Net change in unrealized appreciation/depreciation on investments,
securities sold short and written options contracts	164,032	(59,480)
Net increase in net assets resulting from operations	552,305	244,364

Distributions to Shareholders:
From net realized gain:
Advisor Class	(16,696)	(4,133)
Institutional Class	(165,099)	(153,347)
Total distributions to shareholders	(181,795)	(157,480)

Capital Transactions:
Net proceeds from shares sold:
Advisor Class	4,213,350	65,000
Institutional Class	2,168,771	1,537,360
Reinvestment of distributions:
Advisor Class	16,696	4,133
Institutional Class	157,501	145,401
Cost of shares redeemed:
Advisor Class[1]	(136,395)	(19,588)
Institutional Class[2]	(794,890)	(82,270)
Net increase in net assets from capital transactions	5,625,033	1,650,036

Total increase in net assets	5,995,543	1,736,920

Net Assets:
Beginning of period	5,888,498	4,151,578
End of period	$11,884,041	$5,888,498

Accumulated net investment loss	$(121,123)	$(67,112)

Capital Share Transactions:
Shares sold:
Advisor Class	393,206	6,342
Institutional Class	202,509	149,114
Shares reinvested:
Advisor Class	1,587	412
Institutional Class	14,887	14,453
Shares redeemed:
Advisor Class	(12,767)	(1,941)
Institutional Class	(73,832)	(8,005)
Net increase in capital share transactions	525,590	160,375

[1]	Net of redemption fees of $1,173 and $0, respectively.
[2]	Net of redemption fees of $227 and $0, respectively.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
STATEMENT OF CASH FLOWS
For the Year Ended June 30, 2016

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$552,305
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Purchase of investment securities	(48,881,815)
Proceeds from sale of investment securities	40,359,591
Proceeds from short sales	17,585,534
Closed short sale transactions	(12,837,651)
Purchase of short-term investment securities, net	(3,032,355)
Decrease in deposits with brokers for short sales	86,129
Increase in receivables for securities sold	(667,973)
Increase in dividends and interest receivables	(5,928)
Decrease in other assets	13,788
Increase in payables for securities purchased	1,705,379
Increase in dividends on securities sold short payable and interest expense	22,141
Increase in accrued expenses	6,120
Net realized gain on investments	(592,347)
Net change in unrealized appreciation/depreciation on securities	(164,032)
Net cash used for operating activities	(5,851,114)

Cash flows provided by (used for) financing activities:
Proceeds from sale of shares	6,345,628
Redemption of shares, net of redemption fees	(373,490)
Dividends paid to shareholders, net of reinvestments	(7,598)
Net cash provided by financing activities	5,964,540

Net Increase in Cash	113,426

Cash:
Beginning balance	-
Ending balance	$113,426

Non cash financing activities not included herein consist of $174,197 of reinvested dividends.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Advisor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016	For the Year Ended June 30, 2015	For the Period October 31, 2013* through June 30, 2014
Net asset value, beginning of period	$10.32	$10.16	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.29)	(0.22)	(0.11)
Net realized and unrealized gain on investments	1.07	0.67	0.27
Total from investment operations	0.78	0.45	0.16

Less Distributions:
From net realized gain	(0.29)	(0.29)	-

Redemption fee proceeds[1]	0.01	-	-

Net asset value, end of period	$10.82	$10.32	$10.16

Total return[2]	7.77%	4.47%	1.60%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,338	$194	$142

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	7.03%	7.28%	9.23%	[4]
After fees waived and expenses absorbed	4.42%	3.29%	2.81%	[4]
Ratio of expenses to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	4.85%	6.23%	8.66%	[4]
After fees waived and expenses absorbed	2.24%	2.24%	2.24%	[4]

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(5.30)%	(6.10)%	(8.10)%	[4]
After fees waived and expenses absorbed	(2.69)%	(2.11)%	(1.68)%	[4]
Ratio of net investment loss to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(3.12)%	(5.05)%	(7.52)%	[4]
After fees waived and expenses absorbed	(0.51)%	(1.06)%	(1.10)%	[4]

Portfolio turnover rate	352%	817%	1,420%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Merger Arbitrage Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended June 30, 2016		For the Year Ended June 30, 2015	For the Period October 31, 2013* through June 30, 2014
Net asset value, beginning of period	$10.36		$10.18	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.26)		(0.19)	(0.10)
Net realized and unrealized gain on investments	1.08		0.66	0.28
Total from investment operations	0.82		0.47	0.18

Less Distributions:
From net realized gain	(0.29)		(0.29)	-

Redemption fee proceeds[1]	-	[2]	-	-

Net asset value, end of period	$10.89		$10.36	$10.18

Total return[3]	8.03%		4.66%	1.80%	[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,546		$5,694	$4,010

Ratio of expenses to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	6.78%		7.03%	8.98%	[5]
After fees waived and expenses absorbed	4.17%		3.04%	2.56%	[5]
Ratio of expenses to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	4.60%		5.98%	8.41%	[5]
After fees waived and expenses absorbed	1.99%		1.99%	1.99%	[5]

Ratio of net investment loss to average net assets (including dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(5.05)%		(5.85)%	(7.85)%	[5]
After fees waived and expenses absorbed	(2.44)%		(1.86)%	(1.43)%	[5]
Ratio of net investment loss to average net assets (excluding dividends on securities sold short and interest expense):
Before fees waived and expenses absorbed	(2.87)%		(4.80)%	(7.27)%	[5]
After fees waived and expenses absorbed	(0.26)%		(0.81)%	(0.85)%	[5]

Portfolio turnover rate	352%		817%	1,420%	[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor.  These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2016

Note 1 – Organization
SilverPepper Commodity Strategies Global Macro Fund (‘‘Commodity Strategies Global Macro Fund’’) and SilverPepper Merger Arbitrage Fund (“Merger Arbitrage Fund”) (each a “Fund” and collectively the “Funds”) are organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Commodity Strategies Global Macro Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock and bond markets. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The Merger Arbitrage Fund’s primary investment objective is to create returns that are largely uncorrelated with the returns of the general stock market. The Fund commenced investment operations on October 31, 2013, with two classes of shares, Advisor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

(a) Consolidation of Subsidiary
The Commodity Strategies Global Macro Fund may invest up to 25% of its total assets in the subsidiary, a wholly-owned and controlled subsidiary formed under the laws of the Cayman Islands (the “Subsidiary”). The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and Financial Highlights of the Fund include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. The Subsidiary is advised by SilverPepper LLC and acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies specified in the Fund’s prospectus and statement of additional information. The Subsidiary will generally invest in derivatives, including swaps, commodity interests and other investments intended to serve as margin or collateral for swap positions. The inception date of the Subsidiary was October 31, 2013. As of June 30, 2016, total assets of the Fund were $312,831,145, of which $62,828,866, or approximately 20.1%, represented the Fund’s ownership of the shares of the Subsidiary.

(b) Update on Exemptive Application
 As set forth in the SilverPepper Funds initial registration statement and as approved by the initial shareholder of the Funds, the Funds have applied for an exemptive order from the SEC that permits the Advisor to engage additional unaffiliated Sub-Advisors, and to enter into and materially amend an existing or future sub-advisory agreement with an unaffiliated Sub-Advisor, upon the approval of the Board of Trustees, without obtaining shareholder approval.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Forward Foreign Currency Exchange Contracts
The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions.

(d) Options Contracts
The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Transactions in written options contracts for the Commodity Strategies Global Macro Fund for the year ended June 30, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at June 30, 2015	-	$-
Options written	83,601,268	613,737
Options closed	(1,080)	(326,902)
Options expired	(47,850,000)	(105,490)
Options exercised	(25,750,188)	(158,056)
Outstanding at June 30, 2016	10,000,000	$23,289

The Merger Arbitrage Fund did not enter into any transactions in written options contracts for the year ended June 30, 2016.

(e) Futures Contracts
The Commodity Strategies Global Macro Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates, commodities securities and other financial indexes and other commodities), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. The Commodity Strategies Global Macro Fund intends primarily to invest in futures contracts and options on them through the Subsidiary. The Merger Arbitrage Fund may use index and other futures contracts and may use options on futures contracts. A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place. Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded. Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations. As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale. In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Futures Options
The Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes. A futures option gives the holder the right, in return for the premium paid or received, to assume a long position (purchase) or short position (write) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. When the Funds purchase or write an option, an amount equal to the premium paid or received by the Funds is recorded as an asset or a liability and is subsequently adjusted to the current market value of the option purchased or written. Premiums paid or received from purchasing or writing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as a purchaser of an option, bear the risk that the counterparties to the option may not have the ability to meet the terms of the option contract. The Funds, as a writer of an option, may have no control over whether the underlying futures contracts may be sold (call) or purchased (put) and as a result, bears the market risk of an unfavorable change in the valuation of the futures contracts underlying the written option.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Transactions in written futures options contracts for the Commodity Strategies Global Macro Fund for the year ended June 30, 2016 were as follows:

	Number of Contracts	Premium Amount
Outstanding at June 30, 2015	490	$109,843
Options written	16,191	11,977,544
Options closed	(12,645)	(7,730,728)
Options expired	(673)	(629,706)
Options exercised	(2,172)	(2,703,781)
Outstanding at June 30, 2016	1,191	$1,023,172

The Merger Arbitrage Fund did not enter into any transactions in written futures options contracts for the year ended June 30, 2016.

(g) Short Sales
Short sales are transactions under which the Fund sells a security it does not own in anticipation of a decline in the value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Fund is subject to the risk that it may not always be able to close out a short position at a particular time or at an acceptable price.

(h) Short-Term Investments
The Commodity Strategies Global Macro Fund invests a significant amount (86.8% as of June 30, 2016) in the UMB Money Market Fiduciary. The UMB Money Market Fiduciary acts as a bank deposit for the Fund, providing an interest bearing account for short-term investment purposes. This investment vehicle is not publicly traded on open markets. The Commodity Strategies Global Macro Fund’s investment in the UMB Money Market Fiduciary is in excess of federally insured limits. Accounting Standards Codification Topic 825, Financial Instruments identifies this situation as a concentration of credit risk requiring disclosure, regardless of degree of risk. The risk is managed by monitoring the financial institution in which the deposits are made.

(i) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of a Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

In conjunction with the use of short sales, written options contracts and futures contracts, the Funds may be required to maintain collateral in various forms. At June 30, 2016, such collateral is denoted in the Funds’ Schedule of Investments and Statement of Assets and Liabilities. Also in conjunction with the use of written options contracts, futures contracts or short sales, the Funds, when appropriate, utilize a segregated margin deposit account with the counterparty. At June 30, 2016, these segregated margin deposit accounts are denoted in each Fund’s Statement of Assets and Liabilities.

(j) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open period October 31, 2013 (commencement of operations) through June 30, 2014, as of and during the year ended June 30, 2015, and as of and during the year ended June 30, 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which they are reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with SilverPepper LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.50% of each Fund’s respective average daily net assets. The Advisor has engaged Galtere Inc. (“Galtere Sub-Advisor”) to manage the Commodity Strategies Global Macro Fund and pays the Galtere Sub‐Advisor from its advisory fees. The Advisor has engaged Chicago Capital Management, LLC (“Chicago Capital”) to manage the Merger Arbitrage Fund and pays the Chicago Capital Sub‐Advisor from its advisory fees. Prior to April 7, 2016, Chicago Capital Management, LLC was formerly known as Brown Trout Management, LLC. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Commodity Strategies Global Macro Fund to ensure that total annual operating expenses (including Subsidiary expenses (except as noted below), but excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Commodity Strategies Global Macro Fund’s Advisor Class and Institutional Class shares, respectively. The Merger Arbitrage Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Merger Arbitrage Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 2.24% and 1.99% of the average daily net assets of the Merger Arbitrage Fund’s Advisor Class and Institutional Class shares, respectively. These agreements are effective until November 1, 2025, and they may be terminated or amended prior to the end of the term with the approval of the Trust’s Board of Trustees.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

The Advisor also is the investment advisor for the Subsidiary. The Subsidiary has agreed to pay the Advisor a management fee at the annual rate of 1.50% of the Subsidiary’s average daily net assets. The Advisor has contractually agreed, for so long as the Commodity Strategies Global Macro Fund invests in the Subsidiary, to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Advisor by the Subsidiary. This undertaking may not be terminated unless the Advisor obtains the prior approval of the Commodity Strategies Global Macro Fund’s Board of Trustees. The Subsidiary management fee in the amount of $715,526 incurred and waived for year ended June 30, 2016 is included in “Advisory fees” and “Advisory fees waived”, respectively, in the Consolidated Statement of Operations. Subsidiary management fees incurred and waived shall not be subject to expense recovery discussed below.

For the year ended June 30, 2016, the Advisor did not waive any advisory fees or absorb other expenses for the Commodity Strategies Global Macro Fund and the Advisor has recovered all of the previously waived advisory fees and/or other expenses absorbed. For the year ended June 30, 2016, the Advisor waived its advisory fees and absorbed other expenses totaling $211,114 for the Merger Arbitrage Fund. The Advisor may recover from each Funds’ fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of the following amounts no later than June 30, of the years stated below:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
2017	$-	$150,030
2018	-	222,560
2019	-	211,114
Total	$-	$583,704

A broker reimbursed the Commodity Strategies Global Macro Fund $3,675 for losses from a trade error. This amount is reported on the Commodity Strategies Global Macro Fund’s Consolidated Statement of Operations under the caption “Net increase from payment by broker.” This reimbursement had no impact to the Commodity Strategies Global Macro Fund’s performance.

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2016, the Funds’ allocated fees incurred for Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2016, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2016, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	Commodity Strategies Global Macro Fund	Merge Arbitrage Fund
Cost of investments	$273,362,648	$19,932,128

Gross unrealized appreciation	$262,880	$513,477
Gross unrealized depreciation	(50,623)	(107,160)
Net unrealized appreciation on investments	$212,257	$406,317

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferral.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended June 30, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
Commodity Strategies Global Macro Fund	$(3,691,711)	$3,837,119	$(145,408)
Merger Arbitrage Fund	$329	$147,214	$(147,543)

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

As of June 30, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Commodity Strategies Global Macro Fund	Merger Arbitrage Fund
Undistributed ordinary income	$-	$444,944
Undistributed long-term capital gains	-	-
Tax accumulated earnings	-	444,944
Accumulated capital and other losses	(6,061,313)	(121,123)
Unrealized appreciation on investments	212,257	406,317
Other differences	(2,589,443)	(198,931)
Total accumulated earnings (deficit)	$(8,438,499)	$531,207

“Other differences” in the above table are primarily attributable to non-deductible expenses, net operating losses, unrealized appreciation/(depreciation) on short positions and other adjustments at the Subsidiary level. These differences may or may not be utilized in future tax years.

As of June 30, 2016, the Commodity Strategies Global Macro Fund and Merger Arbitrage Fund had $2,949,580 and $121,123, respectively, of qualified late-year ordinary losses, which are deferred until fiscal year 2017 for tax purposes. Net late-year losses incurred after December 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

At June 30, 2016, the Funds had accumulated capital loss carryforwards as follows:

	Not Subject to Expiration:
Fund	Short-Term	Long-Term	Total

Commodity Strategies Global Macro Fund	$-	$3,111,733	$3,111,733
Merger Arbitrage Fund	-	-	-

To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

The tax character of distributions paid during the fiscal years ended June 30, 2016 and June 30, 2015 were as follows:

	Commodity Strategies Global Macro Fund		Merger Arbitrage Fund
	2016	2015	2016	2015
Distributions paid from:
Ordinary income	$-	$-	$181,574	$157,480
Net long-term capital gains	-	-	221	-
Total taxable distributions	-	-	181,795	157,480
Total distributions paid	$-	$-	$181,795	$157,480

For U.S. federal income tax purposes, the Subsidiary will be treated as a corporation. If the Subsidiary were treated as engaged in the conduct of a trade or business in the United States, the Subsidiary would be subject to U.S. federal income tax, at the rates applicable to U.S. corporations, on its net income that is treated as “effectively connected” with the conduct of such trade or business (“effectively connected income”). In addition, the Subsidiary would be subject to a 30% U.S. branch profits tax in respect of its “dividend equivalent amount,” as defined in Section 884 of the Code, attributable to effectively connected income. The Commodity Strategies Global Macro Fund expects that, in general, the activities of the Subsidiary will be conducted in a manner such that the Subsidiary will not be treated as engaged in the conduct of a U.S. trade or business. In this regard, Section 864(b) of the Code provides that trading in commodities for one’s own account does not constitute the conduct of a trade or business in the United States by a non-U.S. person, provided that the commodities are of a kind customarily dealt in on an organized commodity exchange and the transaction is of a kind customarily consummated at such place. Similarly, proposed regulations provide that trading in commodity swaps generally does not constitute the conduct of a U.S. trade or business. There can be no assurance, however, that the Subsidiary will not recognize any effectively connected income. The imposition of U.S. federal income tax on the Subsidiary’s effectively connected income could significantly reduce the Commodity Strategies Global Macro Fund’s returns.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended June 30, 2016 and June 30, 2015, the Commodity Strategies Global Macro Fund and the Merger Arbitrage Fund received $66,872 and $1,400 and $74,915 and $0 in redemption fees, respectively.

Note 6 – Investment Transactions
The Commodity Strategies Global Macro Fund’s primary strategy consists of investing in both long and short positions in an array of asset classes and investment instruments located anywhere in the world. For the year ended June 30, 2016, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts and options contracts, were $19,193,939 and $19,827,463, respectively. Securities sold short and short securities covered were $7,728,843 and $6,720,536, respectively, for the same period.

The Merger Arbitrage Fund’s primary strategy consists of buying the publicly-traded common stock or preferred stock of a company that is involved in a significant corporate event, such as a merger or acquisition. For the year ended June 30, 2016, purchases and sales of investments, excluding short-term investments, were $48,881,815 and $40,359,591, respectively. Securities sold short and short securities covered were $17,585,534 and $12,837,651, respectively, for the same period.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of each Fund’s average daily net assets of the Advisor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2016, shareholder servicing fees incurred by the Funds are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2016, in valuing the Funds’ assets carried at fair value:

Commodity Strategies Global Macro Fund	Level 1	Level 2	Level 3**	Total
Assets
Investments
U.S. Government and Agencies	$-	$6,999,388	$-	$6,999,388
Purchased Options Contracts	399,170	3,151,683	-	3,550,853
Short-Term Investments	266,044,645	-	-	266,044,645
Total Investments	266,443,815	10,151,071	-	276,594,886
Other Financial Instruments*
Futures Contracts	4,048,364	-	-	4,048,364
Forward Foreign Currency Contracts	-	885,019	-	885,019
Total Assets	$270,492,179	$11,036,090	$-	$281,528,269

Liabilities
Investments
Securities Sold Short	$932,100	$-	$-	$932,100
Written Options Contracts	1,184,357	89,531	-	1,273,888
Total Investments	2,116,457	89,531	-	2,205,988
Other Financial Instruments*
Futures Contracts	1,029,200	-	-	1,029,200
Forward Foreign Currency Contracts	-	742,270	-	742,270
Total Liabilities	$3,145,657	$831,801	$-	$3,977,458

*
Other financial instruments are derivative instruments such as futures contracts and forward contracts. Futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

**	The Fund did not hold any Level 3 securities at period end.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

Merger Arbitrage Fund	Level 1	Level 2**	Level 3**	Total
Assets
Investments
Common Stocks	$17,018,803	$-	$-	$17,018,803
Short-Term Investments	3,319,642	-	-	3,319,642
Total Assets	$20,338,445	$-	$-	$20,338,445

Liabilities
Securities Sold Short
Common Stocks	$8,419,796	$-	$-	$8,419,796
Total Liabilities	$8,419,796	$-	$-	$8,419,796

**	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2 or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Commodity Strategies Global Macro Fund invested in options contracts, futures contracts and forward contracts during the year ended June 30, 2016. The Merger Arbitrage Fund did not invest in any derivatives during the year ended June 30, 2016.

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

The effects of these derivative instruments on the Commodity Strategies Global Macro Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments held by the Commodity Strategies Global Macro Fund as of June 30, 2016 by risk category are as follows:

	Asset Derivatives		Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value	Statement of Asset and Liabilities Location	Value
Commodity contracts	Purchased options contracts, at value	$3,019,981	Written options contracts, at value	$1,267,139
	Unrealized appreciation on open futures contracts	4,020,603	Unrealized depreciation on open futures contracts	1,028,451
Equity contracts	Purchased options contracts, at value	-	Written options contracts, at value	-
	Unrealized appreciation on open futures contracts	-	Unrealized depreciation on open futures contracts	749
Foreign exchange contracts	Purchased options contracts, at value	530,872	Written options contracts, at value	6,749
	Unrealized appreciation on open futures contracts	27,761	Unrealized depreciation on open futures contracts	-
	Unrealized appreciation on forward foreign currency exchange contracts	885,019	Unrealized depreciation on forward foreign currency exchange contracts	742,270
Total		$8,484,236		$3,045,358

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

The effects of the Commodity Strategies Global Macro Fund’s derivative instruments on the Statement of Operations for the year ended June 30, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$(10,327,477)	$4,097,209	$8,437,860	$-	$2,207,592
Equity contracts	(1,698,702)	840,599	895,986	-	37,883
Foreign exchange contracts	(2,912,818)	(213,765)	275,197	106,077	(2,745,309)
Interest rate contracts	(264,928)	56,663	-	-	(208,265)
Volatility contracts	-	(59,539)	-	-	(59,539)
Total	$(15,203,925)	$4,721,167	$9,609,043	$106,077	$(767,638)

Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Futures Contracts	Written Options Contracts	Forward Foreign Currency Exchange Contracts	Total
Commodity contracts	$211,573	$2,415,832	$(235,950)	$-	$2,391,455
Equity contracts	31,696	(749)	-	-	30,947
Foreign exchange contracts	245,034	9,799	16,540	238,256	509,629
Interest rate contracts	-	(2,790)	-	-	(2,790)
Volatility contracts	-	(26,068)	-	-	(26,068)
Total	$488,303	$2,396,024	$(219,410)	$238,256	$2,903,173

SilverPepper Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2016

The quarterly average volumes of derivative instruments in the Commodity Strategies Global Macro Fund as of June 30, 2016 are as follows:

Derivatives not designated as hedging instruments		Number of contracts
Commodity contracts	Purchased options contracts	1,668
	Long futures contracts	1,668
	Short futures contracts	(113)
	Written options contracts	(715)
Equity contracts	Purchased options contracts	465
	Long futures contracts	-
	Short futures contracts	(13)
	Written options contracts	(63)
Foreign exchange contracts	Purchased options contracts	47,900,088
	Long futures contracts	72
	Short futures contracts	-
	Written options contracts	(2,000,000)
Interest rate contracts	Purchased options contracts	-
	Long futures contracts	-
	Short futures contracts	(2)
	Written options contracts	-
Volatility contracts	Purchased options contracts	-
	Long futures contracts	4
	Short futures contracts	-
	Written options contracts	-

Note 11 – Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures
Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures requires an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Recently Issued Accounting Pronouncements
In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent). The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share (“NAV”) practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

Note 13 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of SilverPepper Funds

We have audited the accompanying consolidated statement of assets and liabilities of the SilverPepper Commodity Strategies Global Macro Fund and statement of assets and liabilities of the SilverPepper Merger Arbitrage Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund), as of June 30, 2016, and the related statements of operations (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) and statement of cash flows for the year then ended, the statements of changes in net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended, and the financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended and the period October 31, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2016 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of SilverPepper Commodity Strategies Global Macro Fund and the financial position of SilverPepper Merger Arbitrage Fund as of June 30, 2016, and the results of their operations and cash flows (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for the year then ended, the changes in their net assets (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended, and financial highlights (consolidated as it relates to SilverPepper Commodity Strategies Global Macro Fund) for each of the two years in the period then ended and the period October 31, 2013 through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 29, 2016

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction
For the year ended June 30, 2016, 23.02% of the dividends to be paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the Merger Arbitrage Fund.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the Merger Arbitrage Fund designates income dividends of 23.66% as qualified dividend income paid during the fiscal year ended June 30, 2016.

Long-Term Capital Gain Designation
The Merger Arbitrage Fund designates $223 as a long-term capital gain distribution.

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (855) 554-5540 or on the Funds’ website at www.silverpepperfunds.com. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	79	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	79	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	79	None.

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	79	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	79	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) Chief Executive Officer and President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A

SilverPepper Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania 19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

SilverPepper Funds
EXPENSE EXAMPLES
For the Six Months Ended June 30, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; shareholder servicing fees (Advisor Class shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 to June 30, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Commodity Strategies Global Macro Fund		1/1/2016	6/30/2016	1/1/16 – 6/30/16
Advisor Class	Actual Performance	$1,000.00	$1,027.80	$10.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.49	10.44
Institutional Class	Actual Performance	1,000.00	1,030.00	9.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.72	9.22

*
Expenses are equal to the Fund’s annualized expense ratios of 2.09% and 1.84% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect management fee waived by the Advisor on the Subsidiary. Assumes all dividends and distributions were reinvested.

SilverPepper Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended June 30, 2016 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
SilverPepper Merger Arbitrage Fund		1/1/2016	6/30/2016	1/1/16 – 6/30/16
Advisor Class	Actual Performance	$1,000.00	$1,023.70	$23.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,001.39	23.49
Institutional Class	Actual Performance	1,000.00	1,024.50	22.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,002.62	22.27

*
Expenses are equal to the Fund’s annualized expense ratios of 4.72% and 4.47% for the Advisor Class and the Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 182/366 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

SilverPepper Commodity Strategies Global Macro Fund
SilverPepper Merger Arbitrage Fund
Each a series of Investment Managers Series Trust

Investment Advisor
SilverPepper LLC
570 Oakwood Avenue
 Lake Forest, Illinois 60045

Sub-Advisor to the Commodity Strategies Global Macro Fund
Galtere Inc.
 5328 Yacht Haven Grande, Suite C201 Box 15
St. Thomas, USVI 00802

Sub-Advisor to the Merger Arbitrage Fund
 Chicago Capital Management, LLC
311 South Wacker Drive, Suite 6025
Chicago, Illinois 60606

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
 Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
 Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
 Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

Fund Information

	TICKER	CUSIP
SilverPepper Commodity Strategies Global Macro Fund - Advisor Class	SPCAX	46141P 768
SilverPepper Commodity Strategies Global Macro Fund - Institutional Class	SPCIX	46141P 750
SilverPepper Merger Arbitrage Fund - Advisor Class	SPABX	46141P 743
SilverPepper Merger Arbitrage Fund - Institutional Class	SPAIX	46141P 735

Privacy Principles of the SilverPepper Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the SilverPepper Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (855) 554-5540, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (855) 554-5540 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (855) 554-5540. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

SilverPepper Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (855) 554-5540

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee. The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.” The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant. In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2016	FYE 6/30/2015
Audit Fees	$33,900	$30,000
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2016	FYE 6/30/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2016	FYE 6/30/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	09/08/2016

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	09/08/2016